UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 14, 2022

Blue Dolphin Energy Company
(Exact name of registrant as specified in its charter)

Delaware	0-15905	73-1268729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 2100

Houston, TX 77002

(Address of principal executive office and zip code)

(713) 568-4725

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BDCO	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Blue Dolphin Energy Company (“Blue Dolphin”) will hold its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) on Wednesday, June 22, 2022.  Given that the date of the 2022 Annual Meeting for Blue Dolphin differs by more than 30 days from the anniversary date of Blue Dolphin’s previous annual meeting of stockholders, pursuant to Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Blue Dolphin hereby provides notice of the revised deadlines for proposals via this Form 8-K. The deadlines as listed in the definitive proxy statement for the previous Annual Meeting of Stockholders are no longer applicable.

To be considered for inclusion in this year’s proxy materials for the 2022 Annual Meeting, stockholder proposals must be submitted in writing by April 25, 2022, to Blue Dolphin’s Corporate Secretary at 801 Travis Street, Suite 2100, Houston, Texas 77002. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in Blue Dolphin’s proxy materials for the 2022 Annual Meeting must also comply with the Bylaws and all applicable rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act. Additionally, any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2022 Annual Meeting not to be included in Blue Dolphin’s proxy materials for the 2022 Annual Meeting, must also ensure that notice of any such nomination or proposal (including any additional information specified in the Bylaws) is received by the Corporate Secretary at Blue Dolphin’s principal executive office on or before the close of business on April 25, 2022.

The record date for the determination of Blue Dolphin’s stockholders entitled to receive notice of and to vote at the 2022 Annual Meeting will be the close of business on Monday, April 25, 2022.  Blue Dolphin will publish additional details regarding the exact time, location, and matters to be voted on at the 2022 Annual Meeting in Blue Dolphin’s proxy statement for the 2022 Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2022

Blue Dolphin Energy Company

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

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